John Hancock
Patriot
Premium
Dividend Fund II

ANNUAL
REPORT

10.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

Trustees & officers
page 23

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
of capital, for
holders of its
common shares
by investing in
a diversified
portfolio of
dividend-paying
preferred and
common equity
securities.

Over the last twelve months

* Preferred stocks held up relatively well amid a common-stock bear market and an anemic economy.

* The Fund benefited from oil and natural gas-related preferred holdings.

* Most utility commons stumbled, although the Fund's focus on basic transmission and distribution companies helped it avoid problems.

[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 4% with -12% at the bottom and 0% at the top. The first bar represents the -11.06% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 4.9%   Puget Energy, Inc.
 4.6%   Energy East Corp.
 4.0%   Bear Stearns Cos., Inc.
 3.6%   CH Energy Group
 3.6%   Citigroup
 3.2%   El Paso Tennessee Pipeline Co.
 3.0%   TDS Capital
 3.0%   Lehman Brothers Holdings Inc.
 2.7%   DTE Energy Company
 2.5%   TXU US Holdings

As a percentage of net assets plus value of preferred shares on October 31, 2002.



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium
Dividend Fund II

MANAGERS'
REPORT

Given all the economic uncertainty and stock market turmoil that have dominated the past 12 months, preferred stocks -- which make up about two-thirds of John Hancock Patriot Premium Dividend Fund II -- turned in reasonably good performances for the year. Early on, the performance of preferred stocks was boosted by falling interest rates. In the final calendar quarter of 2001, the Federal Reserve Board continued to cut interest rates, bringing them to lows not seen since the 1950s. Most preferred stocks pay fixed dividends, just like bonds pay interest. Because of this dividend feature, preferred stock prices tend to rise when interest rates fall, just as bond prices do.

Even though there were no further rate cuts through October 2002, preferred stocks continued to perform well, even as common stock prices were collapsing. The reason? A key benefit of preferred stocks is that their yields are often significantly higher than what companies pay on their bonds and common stock. Many preferred stocks continued to yield between 7% and 9%, outstripping both the yields paid by corporate bonds and the dividends paid by common stocks. Furthermore, increasing numbers of investors found preferreds to be attractive alternatives to U.S. Treasury securities, whose yields had fallen substantially amid a darkening outlook for the economy.

"...preferred stocks con-
 tinued to perform well,
 even as common stock
 prices were collapsing."

UTILITY COMMON STOCKS SHORT CIRCUIT

Despite a few brief bouts of strength, utility common stocks -- the Fund's other primary investment focus -- were bitter disappointments during the period. Much of their poor performance stemmed from the investigation and collapse of energy-trading company Enron and subsequent investigations of similar companies. Questions about corporate accounting practices, accountability and ethics at these rogue companies cast a pall over the entire utility common stock group. In the late summer, even the most "plain vanilla" utilities that transmit and distribute electricity came under pressure, as mutual fund managers sold their strongest utility performers in order to meet the swell of shareholder redemptions that resulted from a weak overall stock market environment.

"Our emphasis on utility
 companies that do rather
 mundane things...helped
 us avoid the most put-
 upon electric trading
 companies..."

[A photo of Greg Phelps flush right next to first paragraph.]

FUND PERFORMANCE

For the 12 months ended October 31, 2002, John Hancock Patriot Premium Dividend Fund II returned -11.06% at net asset value. By comparison, the average income and preferred closed-end fund returned -6.97%, according to Lipper, Inc. The Fund's comparatively large stake in utility common stocks -- the bulk of which we continued to hang onto because we felt that many were unfairly painted with the brush of problems associated with Enron and other energy trading firms - accounted for its underperformance relative to its peers. The Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -29.68%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned -15.10%.

HIGHER ENERGY PRICES BOOST HOLDINGS

Among our best-performing preferred stocks during the year were companies involved in the production and distribution of oil and natural gas, particularly Anadarko Petroleum and Devon Energy. The run-up in oil prices -- which also helped pump up natural gas prices -- was due largely to concerns about the escalation of tensions in the Middle East and a possible U.S. attack on Iraq, which could disrupt oil supplies. Oil prices briefly surged above the important psychological barrier of $30 a barrel late in the period for the first time since February 2001. Another preferred stock holding with decent returns was Energy East, which was helped by the fact that it yielded 8.25% -- a very attractive yield in a low interest-rate environment.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 67%, the second is Broker services 8%, the third Oil & gas 6%, the fourth Finance 6%, and the fifth Banks--United States 6%.]

[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to left): Preferred stock 71%, Common stock 28%, and Short-term investments 1%.]

But there were some notable disappointments among our preferred stock holdings. El Paso Tennessee Pipeline Co. and its wholly owned subsidiary Coastal, came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. We think the company will be exonerated in its appeal to the Federal Energy Regulatory Commission. Our holdings in Sierra Pacific also came under pressure due to what we believe to be an unfair rate decision, which resulted in a substantial downgrade of the company's credit quality. Despite that development, we continue to hang onto the stock because the company has a very strong management team, and the demand for the electricity it provides is growing much faster than most of its counterparts across the country.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Oil prices spike amid fears of Iraq war." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline Co. followed by a down arrow with the phrase "Company's role in California power crisis questioned."]

BORING DOES BETTER

Our emphasis on utility companies that do rather mundane things like transmitting and distributing electricity, mostly in regulated markets, helped us avoid the most put-upon electric trading companies such as Enron. Holdings such as NSTAR held up better than most, in part due to the favorable regulatory environment in its service area. Investors also liked the company's reputation for paying reliable dividends: NSTAR declared its 453rd consecutive dividend in July. Other holdings that held up better than the utility common stock group overall included companies such as CH Energy Group, DTE Energy, KeySpan and Northeast Utilities. Their resilience was due to their lack of energy trading operations, and their location in favorable regulatory environments that are enjoying strong and growing demand.

"Low interest rates should
 continue to prompt strong
 demand for preferred
 stocks."

OUTLOOK

Our view is that continued lackluster economic growth will preclude the need for interest-rate hikes until well into 2003. Low interest rates should continue to prompt strong demand for preferred stocks. As for utility common stocks, we think that most of the trouble associated with the fallout from Enron is behind them. In our view, utility common stocks are very attractive given their earnings growth prospects and their low prices. Even if the economy starts to grow faster next year, we don't think that preferred stocks and utility common stocks -- two sectors that historically have lagged in a strong economy -- will be left out in the cold.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on 10-31-02.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER, DESCRIPTION                                                                                   VALUE
PREFERRED STOCKS 118.90%                                                                                 $178,649,685
(Cost $189,431,915)

Agricultural Operations 2.44%                                                                              $3,667,500
 45,000   Ocean Spray Cranberries, Inc., 6.25% (R)                                                          3,667,500

Banks -- United States 9.90%                                                                               14,873,240
 97,000   FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser VI                                     4,898,500
108,900   HSBC USA, Inc., $2.8575                                                                           5,074,740
100,000   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                                         4,900,000

Broker Services 14.03%                                                                                     21,087,490
 50,650   Bear Stearns Cos., Inc., 5.49%, Ser G                                                             2,122,235
 95,300   Bear Stearns Cos., Inc., 5.72%, Ser F                                                             4,093,135
 84,000   Bear Stearns Cos., Inc., 6.15%, Ser E                                                             3,700,200
125,000   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                                          5,281,250
 53,000   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                      2,199,500
132,300   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                        3,691,170

Diversified Operations 0.77%                                                                                1,157,100
 42,000   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                               1,157,100

Finance 10.15%                                                                                             15,256,475
 96,000   Citigroup, Inc., 6.213%, Ser G                                                                    4,627,200
 64,500   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                 2,967,000
 28,500   Citigroup, Inc., 6.365%, Depositary Shares, Ser F                                                 1,372,275
 56,000   Household International, Inc., 7.50%, Depositary Shares,
          Ser 2001-A                                                                                        1,120,000
100,000   SLM Corp., 6.97%, Ser A                                                                           5,170,000

Leasing Companies 0.73%                                                                                     1,091,730
 90,600   AMERCO, 8.50%, Ser A                                                                              1,091,730

Media 2.26%                                                                                                 3,388,100
199,300   Shaw Communications, Inc., 8.50% (Canada)                                                         3,388,100

Oil & Gas 10.72%                                                                                           16,106,158
 47,450   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                                4,045,113
 51,500   Apache Corp., 5.68%, Depositary Shares, Ser B                                                     4,519,125
 55,645   Devon Energy Corp., 6.49%, Ser A                                                                  5,341,920
 20,000   Lasmo America Ltd., 8.15% (R)                                                                     2,200,000

Telecommunications 2.06%                                                                                    3,100,000
 50,000   Touch America Holdings, Inc., $6.875*                                                             3,100,000

Utilities 65.84%                                                                                           98,921,892
229,475   Alabama Power Co., 5.20%                                                                          4,933,713
 19,450   Baltimore Gas & Electric Co., 6.70%, Ser 1993                                                     1,947,431
 30,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                     3,063,750
 67,342   Boston Edison Co., 4.78%                                                                          5,050,650
220,000   Coastal Finance I, 8.375%                                                                         3,795,000
186,000   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                      7,998,000
180,700   Energy East Capital Trust I, 8.25%                                                                4,557,254
 33,000   Florida Power & Light Co., 6.75%, Ser U                                                           3,267,000
 52,000   Hawaiian Electric Industries Capital Trust I, 8.36%                                               1,318,200
 14,000   Idaho Power Co., 7.07%                                                                            1,424,500
 16,500   Massachusetts Electric Co., 6.99%                                                                 1,678,875
 20,411   Monongahela Power Co., $6.28, Ser D                                                               1,469,592
 55,500   Monongahela Power Co., 7.73%, Ser L                                                               4,606,500
 49,260   PSI Energy, Inc., 6.875%                                                                          4,827,480
 47,998   Public Service Electric & Gas Co., 6.92%                                                          4,871,797
381,511   Puget Energy Inc., 7.45%, Ser II                                                                  9,575,926
220,986   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                  4,419,720
 55,000   South Carolina Electric & Gas Co., 6.52%                                                          5,445,000
184,215   TDS Capital Trust I, 8.50%                                                                        4,564,848
122,700   TDS Capital Trust II, 8.04%                                                                       2,964,432
 34,000   TXU US Holdings Co., $1.805, Depositary Shares, Ser B                                               727,600
123,180   TXU US Holdings Co., $1.875, Depositary Shares, Ser A                                             2,722,278
 53,200   TXU US Holdings Co., $7.98                                                                        5,507,865
 35,000   Virginia Electric & Power Co., $6.98                                                              3,539,375
 10,000   Virginia Electric & Power Co., $7.05                                                              1,021,250
 35,528   Wisconsin Public Service Corp., 6.76%                                                             3,623,856

COMMON STOCKS 46.36%                                                                                       69,647,505
(Cost $82,505,705)

Telecommunications 0.02%                                                                                       25,080
 57,000   Touch America Holdings, Inc.                                                                         25,080

Utilities 46.34%                                                                                           69,622,425
199,900   Alliant Energy Corp.                                                                              3,202,398
247,500   Aquila, Inc.                                                                                        915,750
182,700   CH Energy Group, Inc.                                                                             9,107,595
 79,700   Dominion Resources, Inc.                                                                          3,825,600
107,000   DPL, Inc.                                                                                         1,476,600
148,500   DTE Energy Co.                                                                                    6,695,865
 90,000   Duke Energy Corp.                                                                                 1,844,100
325,000   Energy East Corp.                                                                                 6,922,500
166,000   KeySpan Corp.                                                                                     6,063,980
 44,000   NiSource, Inc.                                                                                      726,880
255,100   Northeast Utilities                                                                               3,839,255
135,000   NSTAR                                                                                             5,663,250
134,632   OGE Energy Corp.                                                                                  2,147,380
 44,500   Peoples Energy Corp.                                                                              1,617,575
 69,000   Progress Energy, Inc.                                                                             2,878,680
176,250   Progress Energy, Inc. (Contingent Value Obligation)                                                  31,725
130,400   Puget Energy, Inc.                                                                                2,776,217
369,000   Sierra Pacific Resources                                                                          2,206,620
221,750   TECO Energy, Inc.                                                                                 3,281,900
 52,400   WPS Resources Corp.                                                                               2,027,356
228,000   Xcel Energy, Inc.                                                                                 2,371,200


                                                               INTEREST        CREDIT       PAR VALUE
ISSUER, MATURITY DATE                                              RATE        RATING  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 1.56%                                                                               $2,348,000
(Cost $2,348,000)

Commercial Paper 1.56%
ChevronTexaco Corp., 11-01-02                                     1.64%          A-1+          $2,348       2,348,000

TOTAL INVESTMENTS 166.82%                                                                                $250,645,190

OTHER ASSETS AND LIABILITIES, NET (66.82%)                                                              ($100,395,604)

TOTAL NET ASSETS 100.00%                                                                                 $150,249,586

  * Non-income producing security.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transaction exempt from registration. Rule 144A securities amounted to $5,867,500 or 2.34% of net assets as of October 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $274,285,620)                         $250,645,190
Cash                                                                      495
Dividends receivable                                                1,053,283
Other assets                                                           58,754

Total assets                                                      251,757,722

LIABILITIES
Income payable                                                        975,177
Payable to affiliates                                                 195,626
Other payables and accrued expenses                                   139,784

Total liabilities                                                   1,310,587

Dutch Auction Rate Transferrable Securities preferred
  shares (DARTS) Series A, at value, unlimited number
  of shares of beneficial interest authorized with no
  par value, 500 shares issued, liquidation preference
  of $100,000 per share                                            50,105,047

DARTS Series B, at value, unlimited number of shares of
  beneficial interest authorized with no par value, 500
  shares issued, liquidation preference of $100,000
  per share                                                        50,092,502

NET ASSETS
Common shares capital paid-in                                     168,078,401
Accumulated net realized loss on investments                         (543,363)
Net unrealized depreciation of investments                        (23,640,430)
Accumulated net investment income                                   6,354,978

Net assets applicable to common shares                           $150,249,586

NET ASSET VALUE PER COMMON SHARE
Based on 15,002,724 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value                                         $10.01

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends                                                         $17,956,205
Interest                                                               90,723

Total investment income                                            18,046,928

EXPENSES
Investment management fee                                           2,256,544
Administration fee                                                    270,840
DARTS auction fee                                                     268,472
Federal excise tax                                                    191,446
Miscellaneous                                                          54,350
Auditing fee                                                           53,550
Custodian fee                                                          51,550
Printing                                                               47,129
Transfer agent fee                                                     46,454
Trustees' fee                                                          13,940
Legal fee                                                               3,713
Interest expense                                                          859

Total expenses                                                      3,258,847

Net investment income                                              14,788,081

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (535,880)
Change in net unrealized appreciation (depreciation)
  of investments                                                  (31,436,761)

Net realized and unrealized loss                                  (31,972,641)

Distributions to DARTS Series A                                      (897,552)
Distributions to DARTS Series B                                      (868,249)
                                                                   (1,765,801)

Decrease in net assets from operations                           ($18,950,361)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders,
if any, and any
increase due
to the sale of
common shares.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE IN NET ASSETS
From operations

Net investment income                               $15,714,277   $14,788,081
Net realized gain (loss)                              2,175,201      (535,880)
Change in net unrealized
  appreciation (depreciation)                        (5,189,747)  (31,436,761)
Distributions to DARTS Series A and B                (3,738,945)   (1,765,801)

Increase (decrease) in net assets
  resulting from operations                           8,960,786   (18,950,361)

Distributions to common shareholders
From net investment income                          (11,701,326)  (11,701,834)

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                                 183,642,321   180,901,781

End of period 1                                    $180,901,781  $150,249,586

1 Includes accumulated net investment income of $2,674,929 and $6,354,978, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

COMMON SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $12.34      $13.23      $12.09      $12.24      $12.06
Net investment income 1                                   1.09        1.07        1.06        1.05        0.99
Net realized and unrealized
  gain (loss) on investments                              0.97       (1.10)       0.21       (0.20)      (2.14)
Distributions to DARTS Series A and B                    (0.27)      (0.26)      (0.31)      (0.25)      (0.12)
Total from investment operations                          1.79       (0.29)       0.96        0.60       (1.27)
Less distributions to
  common shareholders
From net investment income                               (0.90)      (0.84)      (0.81)      (0.78)      (0.78)
In excess of net investment income                          --       (0.01)         --          --          --
                                                         (0.90)      (0.85)      (0.81)      (0.78)      (0.78)
Net asset value, end of period                          $13.23      $12.09      $12.24      $12.06      $10.01
Per share market value, end of period                   $12.13       $9.75      $10.13      $10.93       $9.40
Total return at market value 2 (%)                       13.51      (13.16)      12.56       15.22       (7.55)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
  shares, end of period (in millions)                     $199        $181        $184        $181        $150
Ratio of expenses to average
  net assets 3 (%)                                        1.72        1.74        1.85        1.78        1.91
Ratio of net investment income
  to average net assets 4 (%)                             8.24        8.29        9.13        8.46        8.66
Portfolio turnover (%)                                      27          26          18          27          10

SENIOR SECURITIES
Total DARTS Series A outstanding
  (in millions)                                            $50         $50         $50         $50         $50
Total DARTS Series B outstanding
  (in millions)                                            $50         $50         $50         $50         $50
Involuntary liquidation preference
  DARTS Series A per unit (in thousands)                  $100        $100        $100        $100        $100
Involuntary liquidation preference
  DARTS Series B per unit (in thousands)                  $100        $100        $100        $100        $100
Approximate market value per unit
  (in thousands)                                          $100        $100        $100        $100        $100
Asset coverage per unit 5                             $302,763    $286,177    $283,629    $283,166    $247,689

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.14%, 1.14%, 1.17%, 1.16% and 1.20% respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.48%, 5.46%, 5.80%, 5.50% and 5.46%, respectively.

5 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.


NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $533,811 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. During the year ended October 31, 2002, the tax character of distributions paid was as follows: ordinary income $13,467,635. As of October 31, 2002, the components of distributable earnings on a tax basis included $7,421,799 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Dutch Auction Rate Transferable Securities preferred shares Series A and
Series B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), 598 shares of Series A and 598 shares of Series B, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A ranged from 1.50% to 2.13% and on Series B from 1.43% to 2.03%, during the year ended October 31, 2002. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's by-laws.

Change in financial classification for DARTS

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Fund has reclassified its DARTS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to DARTS shareholders are now classified as a component of the "Increase in net assets resulting from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations" in the financial highlights. Prior years' amounts presented have been restated to conform to this year's presentation. This change has no impact on the net assets applicable to common shares of the Fund.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets and the value attributable to the DARTS, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets and the value attributable to the DARTS. For the year ended October 31, 2002, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly net assets plus the value attributable to the DARTS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                           YEAR ENDED 10-31-01        YEAR ENDED 10-31-02
                          SHARES        AMOUNT       SHARES        AMOUNT

Beginning of
period                15,002,724  $168,349,024   15,002,724  $168,272,712
Reclassification of
capital accounts              --       (76,312)          --      (194,311)
End of period         15,002,724  $168,272,712   15,002,724  $168,078,401

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $30,652,343 and $27,633,156, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $274,295,175. Gross unrealized appreciation and depreciation of investments aggregated $9,310,745 and $32,960,730, respectively, resulting in net unrealized depreciation of $23,649,985. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,165,292, an increase in accumulated net investment income of $2,359,603 and a decrease in capital paid-in of $194,311. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of deferred compensation in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of
John Hancock Patriot Premium Dividend Fund II,

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund II (the "Fund") including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Patriot Premium Dividend Fund II as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, 100.00% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's By-Laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the By-Laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the By-Laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the By-Laws.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Share- holders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex- dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and
(2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).


SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING (unaudited)

On March 7, 2002, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                      WITHHELD
                                   FOR                AUTHORITY

James F. Carlin                    8,743,336          114,918

William H. Cunningham              8,724,767          133,487

John P. Toolan                     8,726,227          132,027

John A. Moore                      8,725,370          132,884

Patti McGill Peterson              8,726,834          131,420

The preferred shareholders elected John M. Deciccio to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 539 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2002, with the votes tabulated as follows: 8,714,742 FOR, 48,422 AGAINST and 95,090 ABSTAINING.


TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1989                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1995                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1992                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Patti McGill Peterson, Born: 1943                                                           2002                39
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John A. Moore 2, Born: 1939                                                                 2002                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Steven Pruchansky, Born: 1944                                                               1992                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1992                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1993                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR DARTS

Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL

Listed New York Stock Exchange:
PDT

For shareholder assistance
refer to page 21



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, New Jersey 07660

Customer service representatives   1-800-852-0218

24-hour automated information      1-800-843-0090

TDD Line                           1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P200A 10/02
      12/02